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                                                                   Exhibit 10.14

                                 SIXTH AMENDMENT
                               TO CREDIT AGREEMENT


         SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 18, 1998 (this "Amendment"), among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below (the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of February 25, 1998 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         NOW THEREFORE, it is agreed:

         1. Section 6.22 of the Credit Agreement is hereby amended by (i) deleting the number "15,624,464.406" appearing immediately after the text "Common Stock of which" in clause (i) in the first sentence and inserting the number "15,938,845" in lieu thereof, (ii) deleting the text "6,000 shares" appearing immediately before the text "issued and outstanding" in clause (ii) in the first sentence and inserting the text "no shares" in lieu thereof, (iii) inserting the text ", (iii) 25,000 shares of Series B 13% Cumulative Convertible Accruing Pay-In-Kind Preferred Stock, par value $.01 per share, of which 6,246 shares shall be issued and outstanding" immediately after the text "issued and outstanding" appearing at the end of clause (ii) in the first sentence and (iv) deleting the text "(iii)" appearing immediately before the text "4,900,000 shares" in the first sentence and inserting the text "(iv)" in lieu thereof.

         2. Section 8.08 of the Credit Agreement is hereby amended by inserting the text "(other than the JWC Redemption)" immediately after the text "or redeem" appearing in the first sentence thereof:

         3. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

         "JWC Redemption" shall mean the redemption by the Borrower of 6,000 shares of 12% Cumulative Convertible Accruing Pay-In-Kind Preferred Stock, par value $.01 per share., currently held by JWC Equity Funding, Inc.

         "ReliaStar" shall mean ReliaStar Financial Corp., a Minnesota corporation.

         "ReliaStar Stock Purchase" shall mean the purchase by ReliaStar of 6,246 shares of Series B 13% Cumulative Accruing Pay-In-Kind Preferred Stock, par value $.01 per share, and a warrant for the purchase of 350,000 shares (or such greater or lesser number of shares as shall be purchasable under the warrant from time to time in accordance with the terms thereof) of common stock of the Company, par value $.01 per share pursuant to and in accordance with the ReliaStar Stock Purchase Documents.

         "ReliaStar Stock Purchase Agreement" shall mean the Preferred Stock and Warrant Purchase
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Agreement, dated as of December 18, 1998, between the Borrower and ReliaStar.

         "ReliaStar Stock Purchase Documents" shall mean the ReliaStar Stock Purchase Agreement and all other documents required to be entered into or delivered pursuant to the terms and conditions of the ReliaStar Stock Purchase Agreement.

         "ReliaStar Transaction" shall mean the transaction whereby the Borrower will effect the ReliaStar Stock Purchase and will use 100% of the proceeds therefrom to effect the JWC Redemption.

         4. This Amendment is limited precisely as written and shall not be deemed to be a consent to or modification of any other term or condition of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

         5. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Sixth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Sixth Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         6. This Amendment shall become effective upon the date on which the following conditions precedent shall have been satisfied (such effective date being herein referred to as the "Sixth Amendment Effective Date"):

         (i) the Borrower and each of the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office;

         (ii) true and correct copies of the ReliaStar Stock Purchase Documents shall have been delivered to the Administrative Agent, and all terms of the ReliaStar Stock Purchase Documents shall be satisfactory in form and substance to the Administrative Agent;

         (iii) the ReliaStar Stock Purchase Documents (and the transactions contemplated thereby) shall have been duly approved by the boards of directors and, if required by applicable law, the stockholders of the parties thereto, and all ReliaStar Stock Purchase Documents required to have been delivered as of the date hereof shall have been duly executed and delivered by the parties thereto and shall be in full force and effect;

         (iv) (A) each of the conditions precedent to the obligations of the parties to consummate each of (i) the ReliaStar Stock Purchase as set forth in the ReliaStar Stock Purchase Agreement and (ii) the JWC Redemption shall have been satisfied to the satisfaction of the Administrative Agent and the Required Banks, or waived with the consent of the Administrative Agent and the Required Banks, (B) the JWC Redemption shall have been consummated in accordance with all applicable laws and regulations and (C) the ReliaStar Stock Purchase shall have been consummated in accordance with the ReliaStar Stock Purchase Documents (without giving effect to any material amendment or modification to the ReliaStar Stock Purchase Agreement or waiver with respect thereto unless consented to by the Administrative Agent and the Required Banks) and all applicable laws, rules and regulations; and

         (v) the Borrower shall have delivered a certificate of an Authorized Officer, dated the Sixth Amendment Effective Date, stating that all of the conditions set forth in clauses (iii) and (iv) above have been satisfied as of such date.

         7. This Amendment may be executed in any number of counterparts and by the different
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parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         9. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.


                                    *********
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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   UNIVERSAL HOSPITAL SERVICES, INC.



                                   By:  /S/ Gerald L. Brandt
                                        ----------------------------------------
                                        Title: Vice President, Finance and Chief
                                        Financial Officer


                                   BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent


                                   By:  /S/ David J. Bell
                                        ----------------------------------------
                                        Title: Vice President



                                   HELLER FINANCIAL, INC.



                                   By:  /S/ Michael S. Sznajder
                                        ----------------------------------------
                                        Title: Senior Vice President



                                   FLEET NATIONAL BANK



                                   By:  /S/ Stephen Curran
                                        ----------------------------------------
                                        Title:  Vice President